UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	May 4, 2011

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 4, 2011, Journal Communications, Inc. (the “Company”) held its 2011 annual meeting of shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders voted on the following proposals:

(a)
The election of three Class II directors, Steven J. Smith, Mary Ellen Stanek and Owen Sullivan, to the Company’s Board of Directors for a three-year term to expire at the Company’s 2014 annual meeting of shareholders;

(b)	A non-binding resolution to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement;

(c)	A non-binding preference as to how frequently shareholders will vote on a non-binding resolution to approve the compensation of the Company’s named executive officers in future years; and

(d)	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2011.

As of the February 25, 2011 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 43,313,362 shares of the Company’s class A common stock were outstanding and eligible to vote with an aggregate of 43,313,362 votes; 8,711,636.684 shares of the Company’s class B common stock were outstanding and eligible to vote with an aggregate of 87,116,366.84 votes; and 3,264,000 shares of the Company’s class C common stock were outstanding and eligible to vote with an aggregate of 6,528,000 votes.  Approximately 73.5% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder approval at the Annual Meeting:

Election of Directors

The shareholders elected Steven J. Smith, Mary Ellen Stanek and Owen Sullivan as Class II directors for a three-year term to expire at the Company’s 2014 annual meeting of shareholders.  The results of the votes were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven J. Smith	86,574,434.544	6,479,686	7,615,299
Mary Ellen Stanek	85,836,844.544	7,217,276	7,615,299
Owen Sullivan	87,881,223.544	5,172,897	7,615,299

Advisory Vote on Executive Compensation

The shareholders approved the compensation of the Company’s named executive officers as disclosed in the proxy statement.  The results of the advisory vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,747,651.78	10,140,415	17,166,053.764	7,615,299

Advisory Vote on Frequency of Advisory Votes on Executive Compensation

The shareholders expressed a preference that an advisory vote on the compensation of the Company’s named executive officers occur every year.  The results of the advisory vote were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
79,605,794.544	909,516	5,030,454	--	14,427,705

In accordance with the results of this vote, the Board of Directors determined to implement an advisory shareholder vote on the compensation of the Company’s named executive officers every year until the next required shareholder vote on how frequently shareholders will vote on a non-binding resolution to approve the compensation of the Company’s named executive officers, which is scheduled to occur at the Company’s 2017 annual meeting of shareholders.

Ratification of PricewaterhouseCoopers LLP

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2011.  The results of the vote were as follows:

Votes For	Votes Against	Abstentions
97,680,539.544	2,416,562	572,318

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date: May 6, 2011	By:	/s/ Mary Hill Leahy
Mary Hill Leahy
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer